                                                                     EXHIBIT F-2

                   UPON COMPLETION OF ELECTRIC RESTRUCTURING




                               -----------------

                                    New REI

                               -----------------
                                       |
                                       |
                                       |
                               -----------------

                                    Utility
                                  Holding LLC

                               -----------------
                                  |         |  |________________
                                  |         |                   |
                                  |         |                   |
                      ---------------     ---------------     ---------------

                            T&D                Texas
                          Utility              Genco                GasCo
                                           Holdings, Inc.

                      ---------------     ---------------     ---------------
                                           |           |
                                           |           |
                                           |           |
                                       ---------   ---------

                                        GP LLC      LP LLC

                                       ---------   ---------
                                           |           |
                                           | 1%        | 99%
                                           |           |
                                       |  Texas GENCO LP  |
                                       --------------------

                                                                    EXHIBIT F-2



                      UPON COMPLETION OF GASCO SEPARATION


                                ---------------

                                    New REI

                                ---------------
                                       |
                                       |
                                       |
                                ---------------

                                    Utility     --------------------------
                 -------------    Holding LLC   ------------             |
                 |                                         |             |
                 |              ---------------            |             |
                 |                   |      |              |             |
                 |                   |      |              |             |
                 |                   |      |              |             |
                 |                   |      |              |             |
             ---------    --------------   ---------    --------    ------------
                              Texas
                T&D           Genco          Entex,      Arkla,      Minnegasco
              Utility     Holdings, Inc.      Inc.        Inc.           Inc.
             ---------    --------------    --------    --------    ------------
                           |         |
                           |         |
                           |         |
                     --------       --------

                      GP LLC         LP LLC

                     --------       --------
                        |               |
                   1%   |               |   99%
                        |               |
                    |      Texas GENCO LP     |
                    ---------------------------

                                                                   EXHIBIT F-2


In 2002, Texas GENCO, Inc. issues 20% of its stock in an initial public offering. Alternatively, Utility Holding LLC may distribute 20% of the Texas GENCO, Inc. stock to New REI, and New REI in turn may distribute 20% of the Texas GENCO, Inc. stock to New REI's shareholders.





                               -----------------

                                    New REI

                               -----------------
                                       |
                                       |
                                       |

                               -----------------

                                    Utility
                                  Holding LLC

                               -----------------
                                       |
                                       |  80%
                                       |
                           --------------------------      20%
                                                      -------------+  ----------
                           Texas GENCO Holdings, Inc.                 | Public |
                                                      +-------------  ----------
                           --------------------------      cash
                             |                   |
                             | 100%              | 100%

                 ---------------               ---------------

                     GP LLC                        LP LLC

                 ---------------               ---------------
                       |                             |
                       |  1%                         |  99%
                       |                             |
                   |            Texas GENCO LP           |
                   ---------------------------------------